UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2009
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On September 4, 2009, Biogen Idec Inc. issued a press release announcing it has submitted a proposal to the Board of Directors of Facet Biotech Corporation (“Facet”) to acquire all of the outstanding shares of Facet for $14.50 per share in cash. The press release, including the full text of a letter dated September 4, 2009 to the Board of Directors of Facet communicating Biogen Idec’s proposal, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
The exhibit listed on the Exhibit Index immediately preceding such exhibit is furnished as part of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.

By:	/s/ Robert A. Licht
Robert A. Licht
Senior Vice President

Date: September 4, 2009

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Biogen Idec’s press release dated September 4, 2009